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Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Dart Group Corporation's previously filed registration statements on Forms S-8, File Number 33-57010 and File Number 33-12149.



                                                             ARTHUR ANDERSEN LLP

Washington, D.C.
April 26, 1996.